MAINSTAY VP FUNDS TRUST

MainStay VP MFS® Utilities Portfolio

(the “Portfolio”)

Supplement dated September 28, 2018 (“Supplement”) to the
Summary Prospectus and Prospectus dated May 1, 2018, as supplemented

Important Notice Regarding Changes to Name and Investment Policies

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

At meetings held on September 25-26, 2018, the Board of Trustees (“Board”) of MainStay VP Funds Trust (“Trust”) considered and approved, among other related proposals: (i) termination of Massachusetts Financial Services Company (“MFS”) as the Portfolio’s subadvisor; (ii) appointment of FIAM LLC (“FIAM”) as the Portfolio’s subadvisor, and the related subadvisory agreement, subject to shareholder approval; (iii) changing the Portfolio’s name and modifying the Portfolio’s principal investment strategies, investment process, non-fundamental “names rule” investment policy and principal risks; (iv) changing the Portfolio’s classification from a diversified fund to a non-diversified fund, subject to shareholder approval; (v) reducing the management fee; and (vi) filing of related proxy materials. All of these changes to the Portfolio are expected to become effective on or about November 30, 2018, if shareholders of the Portfolio approve items (ii) and (iv) above (the “Proposals”) prior to that date.

As a result, effective on or about November 30, 2018, the following changes will be made to the Summary Prospectus and Prospectus, if shareholders approve the Proposals prior to that date:

1.	Name Change. The name of the Portfolio is changed to MainStay VP Fidelity Institutional AMSM Utilities Portfolio.*

2.	Fees and Expenses of the Portfolio. The Portfolio’s fees and expenses table and example table is deleted in their entirety and replaced with the following:

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.63%	0.63%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.67%	0.92%

1.	Restated to reflect current management fees. The management fee is as follows: 0.64% on assets up to $1 billion; 0.61% on assets from $1 billion to $3 billion; and 0.60% on assets over $3 billion.

	1 Year	3 Years	5 Years	10 Years
Initial Class	$68	$214	$373	$ 835
Service Class	$94	$293	$509	$1,131

3.	Principal Investment Strategies. The principal investment strategies section of the Portfolio’s prospectus and summary prospectus is deleted in its entirety and replaced with the following:

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowing for investment purposes) in securities of issuers in the utilities group of industries and companies deriving a majority of their revenues from their utility operations.

* Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.

These companies may include, for example, companies that produce electricity, including nuclear and non-nuclear facilities; companies that distribute and transmit natural and manufactured gas; water treatment and other utility companies; and other companies that operate as independent power producers, gas and power marketing and trading specialists and/or integrated energy merchants. The Portfolio will invest at least 25% of its total assets (concentrate its investments) in securities issued by companies in the utilities group of industries. In addition to concentrating on particular industries, the Portfolio may invest a significant percentage of its assets in relatively few companies and may invest up to 25% in a single company. The Portfolio is non-diversified, which means it may invest a greater percentage of its assets in a limited number of issuers than a diversified fund.

FIAM LLC, the Portfolio’s Subadvisor, does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security’s market value.

The Subadvisor normally invests the Portfolio’s assets primarily in equity securities.

The Portfolio may invest in domestic and foreign securities.

The Subadvisor may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease a fund’s exposure to changing security prices or other factors that affect security values.

Investment Process: In buying and selling securities for the Portfolio, the Subadvisor relies on fundamental analysis, which involves a bottom-up assessment, including macro and quantitative support, of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

4.	Principal Risks. The section of the Summary Prospectus and Prospectus entitled “Principal Risks” is revised as follows:

a.	The following risks are added:

Non-Diversification Risk: The Portfolio is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. A non-diversified fund may have a significant portion of its assets invested in a smaller number of issuers than a diversified fund. Having a larger percentage of assets invested in a smaller number of issuers makes a non-diversified fund, like the Portfolio, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Portfolio.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

b.	The risk entitled “Portfolio Management Risk” is deleted in its entirety and replaced with the following:

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

2

c.	The following risks are deleted:

i.	Debt Securities Risk

ii.	High Yield Securities Risk

iii.	Master Limited Partnership Risk

iv.	Preferred Shares Risk

v.	Depositary Receipts Risk

vi.	Emerging Markets Risk

vii.	Geographic Focus Risk

viii.	Market Capitalization Risk

5.	Past Performance. The section of the Summary Prospectus and Prospectus entitled “Past Performance” is deleted in its entirety and replaced with the following:

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over the life of the Portfolio. The average annual total returns table shows how the Portfolio’s average annual total returns for the one- and five-year periods and for the life of the Portfolio compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the MSCI USA IMI Utilities 25/50 Index as its primary benchmark as a replacement for the Dow Jones Global Utilities Index because it believes that the MSCI USA IMI Utilities 25/50 Index is more reflective of its current investment style. The MSCI USA IMI Utilities 25/50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of utilities companies in the MSCI U.S. Investable Market 2500 Index, the aggregation of the MSCI U.S. Large Cap 300, Mid Cap 450, and Small Cap 1750 Indices, covering approximately 99% of the free float-adjusted market capitalization in the United States. The MSCI USA IMI Utilities 25/50 Index includes providers of electricity, gas and water; independent power producers and energy traders; generation and distribution of electricity as in renewable sources. The Dow Jones Global Utilities Index is a free float market capitalization weighted index that measures the performance of utility companies in developed and emerging markets.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio replaced its subadvisor and modified its principal investment strategies and changed its classification from a diversified fund to a non-diversified fund as of November 30, 2018. The past performance in the bar chart and table prior to those dates reflects the Portfolio’s prior subadvisor, principal investment strategies and diversification status.

3

Annual Returns, Initial Class Shares
(by calendar year 2013-2017)

As of September 15, 2018, Initial Class shares of the Portfolio had a year to date return of 5.07%.

Average Annual Total Returns (for the periods ended December 31, 2017)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	14.72%	8.22%	8.53%
Service Class	2/17/2012	14.44%	7.95%	8.26%
MSCI USA IMI Utilities 25/50 Index (reflects no deductions for fees, expenses, or taxes)		11.47%	11.83%	10.64%
Dow Jones Global Utilities Index (reflects no deductions for fees, expenses, or taxes)		15.94%	8.11%	6.97%

6.	Management. The section of the Summary Prospectus and Prospectus entitled “Management” is deleted in its entirety and replaced with the following:

New York Life Investment Management LLC serves as the Portfolio’s Manager. FIAM LLC serves as the Portfolio’s Subadvisor.

Subadvisor	Portfolio Manager	Portfolio Service Date
FIAM LLC	Douglas Simmons, Portfolio Manager	Since November 2018

7.	More About Investment Strategies and Risks. The section of the Prospectus entitled “More About Investment Strategies and Risks” is revised to include the following risk:

Non-Diversification Risk

A Portfolio or Underlying Portfolio/Fund that is "non-diversified" may invest a greater percentage of its assets in the securities of a single issuer than a Portfolio or Underlying Portfolio/Fund that is "diversified" (a “diversified” investment company, with respect to 75% of its total assets, is not generally permitted to invest more than 5% of such assets in the securities of a single issuer or own more than 10% of an issuer's outstanding voting securities). A non-diversified Portfolio or Underlying Portfolio/Fund is therefore more vulnerable to market, economic, political or regulatory events impacting issuers of individual portfolio securities than a diversified Portfolio or Underlying Portfolio/Fund. Some of those issuers also may present substantial credit or other risks. For example, default by the issuer of an individual security in such a Portfolio's or Underlying Portfolio/Fund's portfolio may have a greater negative effect on the Portfolio's or Underlying Portfolio/Fund’s returns or NAV than a similar default in a diversified Portfolio or Underlying Portfolio/Fund. A non-diversified Portfolio's or Underlying Portfolio/Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

4

8.	Who Manages Your Money? In the section of the Prospectus entitled “Who Manages Your Money?”, the following description of FIAM is added and the existing description of MFS is deleted:

FIAM LLC (“FIAM”) is located at 900 Salem Street, Smithfield, Rhode Island 02917. FIAM managed approximately $164.7 billion in assets worldwide as of July 31, 2018. FIAM is an indirectly held subsidiary of FMR LLC and is the Subadvisor to the MainStay VP Fidelity Institutional AMSM Utilities Portfolio.

9.	Portfolio Manager Biographies. The section of the Prospectus entitled “Portfolio Manager Biographies” is amended to include the following biography for Douglas Simmons and delete the biographies for Maura Shaughnessy, Claud Davis and Scott Walker. Any and all references to Ms. Shaughnessy, Mr. Davis and Mr. Walker are deleted in their entirety.

Douglas Simmons	Mr. Simmons has managed the MainStay VP Fidelity Institutional AMSM Utilities Portfolio since November 2018. As a member of Fidelity's Stock Selector Large Cap Group, he is also responsible for managing the telecom and utilities sleeves for various diversified sector-based portfolios. Prior to assuming his current responsibilities in September 2005, Mr. Simmons served as a utilities analyst covering electric and gas utility stocks. Before joining Fidelity in 2003, Mr. Simmons worked as a financial analyst at the private equity firm Hicks, Muse, Tate & Furst. He has been in the investments industry since 1997. Mr. Simmons earned his BA in finance from The University of Texas at Austin, where he graduated with highest honors, and his MBA from Harvard Business School.

Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above, the Portfolio is expected to experience a high level of portfolio turnover. This portfolio transition period may take a significant amount of time and result in the Portfolio holding large amounts of uninvested cash. As a result, there may be times when the Portfolio is not pursuing its investment objective or is not being managed consistent with its investment strategies as stated in the Prospectus. This may impact the Portfolio’s performance.

Given the proposed reduction in management fees and other potential benefits to shareholders that will occur if shareholders of the Portfolio approve the Proposals, as further described in the proxy statement that will be provided to shareholders (discussed below), the Portfolio will bear 100% of the direct transaction costs associated with the Portfolio’s transition. Additionally, New York Life Investment Management LLC will seek to limit the direct and indirect transaction costs associated with the Portfolio transition.

Shareholder Proxy

At meetings held on September 25-26, 2018, the Board of the Trust considered and approved submitting the following Proposals to shareholders of the Portfolio at a special meeting to be held on or about November 26, 2018 (with any postponements or adjournments, “Special Meeting”):

  To approve a new subadvisory agreement between New York Life Investment Management LLC and FIAM LLC with respect to the Portfolio; and
  To reclassify the diversification status of the Portfolio from “diversified” to “non-diversified.”

5

On or about October 22, 2018, shareholders of record of the Portfolio as of the close of business on September 21, 2018 will be sent a proxy statement containing further information regarding the Proposals. The proxy statement will also include information about the Special Meeting, at which shareholders of the Portfolio will be asked to consider and approve the Proposals. In addition, the proxy statement will include information about voting on the Proposals and options shareholders will have to either attend the Special Meeting in person or to provide voting instructions with respect to their shares.

The Portfolio will bear the cost of direct expenses relating to the Special Meeting. This Supplement is not a solicitation of any proxy.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

6

MAINSTAY VP FUNDS TRUST

MainStay VP MFS® Utilities Portfolio

(the “Portfolio”)

Supplement dated September 28, 2018 (“Supplement”) to the
Statement of Additional Information dated May 1, 2018, as amended September 10, 2018

Important Notice Regarding Changes to Name and Investment Policies

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).

At meetings held on September 25-26, 2018, the Board of Trustees of MainStay VP Funds Trust (the “Trust”) considered and approved certain changes to the Portfolio which are described in the supplement dated September 28, 2018 to the Portfolio’s Prospectus and in certain cases subject to shareholder approval. This Supplement describes related changes to the SAI.

As a result, effective on or about November 30, 2018, the following changes will be made to the SAI:

1.	The name of the Portfolio is changed to MainStay VP Fidelity Institutional AMSM Utilities Portfolio.*

2.	References to Massachusetts Financial Services Company (“MFS”) as Subadvisor to the Portfolio are replaced by FIAM LLC (“FIAM”), as appropriate.

3.	The second paragraph in the section entitled “MainStay VP Funds Trust” is deleted and replaced with the following:

Each Portfolio is a “diversified” portfolio, except for the MainStay VP BNY Mellon Natural Resources Portfolio, MainStay VP Cushing Renaissance Advantage Portfolio, MainStay VP Fidelity Institutional AMSM Utilities Portfolio, MainStay VP Floating Rate Portfolio and MainStay VP PIMCO Real Return Portfolio, which are each classified as a "non-diversified" portfolio as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). However, due to their principal investment strategies and investment processes, MainStay VP BNY Mellon Natural Resources Portfolio, MainStay VP Cushing Renaissance Advantage Portfolio, MainStay VP Floating Rate Portfolio and MainStay VP PIMCO Real Return Portfolio have each historically operated as a "diversified" portfolio. Therefore, MainStay VP BNY Mellon Natural Resources Portfolio, MainStay VP Cushing Renaissance Advantage Portfolio, MainStay VP Floating Rate Portfolio and MainStay VP PIMCO Real Return Portfolio will not operate as "non-diversified" portfolios without first obtaining shareholder approval. Prior to November 30, 2018, MainStay VP Fidelity Institutional AMSM Utilities Portfolio operated as a “diversified” portfolio.

4.	The section entitled “Fundamental Investment Restrictions” is revised to delete item number 8 and replace it with the following:

8.	Each Portfolio, except MainStay VP BNY Mellon Natural Resources Portfolio, MainStay VP Cushing Renaissance Advantage Portfolio, MainStay VP Fidelity Institutional AMSM Utilities Portfolio, MainStay VP Floating Rate Portfolio and MainStay VP PIMCO Real Return Portfolio, shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. MainStay VP BNY Mellon Natural Resources Portfolio, MainStay VP Cushing Renaissance Advantage Portfolio, MainStay VP Fidelity Institutional AMSM Utilities Portfolio, MainStay VP Floating Rate Portfolio and MainStay VP PIMCO Real Return Portfolio shall each be a "non-diversified company" as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

* Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.

5.	The Portfolio’s non-fundamental policy related to its name is changed to:

To invest, under normal circumstances, at least 80% of its assets in securities of issuers in the utilities group of industries and companies deriving a majority of their revenues from their utility operations.

6.	The subadvisory fee for the Portfolio is reduced as follows:

Current	New
0.350% on assets up to $1 billion; 0.325% on assets from $1 billion to $1.5 billion; and 0.300% on assets over $1.5 billion	0.27% on assets up to $500 million; 0.24% on assets from $500 million up to $1 billion; and 0.21% on assets over $1 billion

7.	The section entitled “Proxy Voting Policies and Procedures” is revised to delete MFS’s proxy voting policies and procedures and include the following:

MainStay VP Fidelity Institutional AMSM Utilities Portfolio.

The Manager has delegated proxy voting authority to the Portfolio's Subadvisor, FIAM. A summary of FIAM’s proxy voting policies and procedures is provided below.

I.	General Principles

A.     Voting of shares will be conducted in a manner consistent with the best interests of clients. In other words, securities of a portfolio company will generally be voted in a manner consistent with the Guidelines and without regard to any other FIAM or Fidelity companies' relationship, business or otherwise. In evaluating proposals, FIAM considers information from a number of sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms, and uses all this information as an input within the larger mix of information to which the Guidelines are applied.

B.      Investment Proxy Research votes proxies on behalf of FIAM’s clients. Execution of FIAM Proxy Votes is delegated to Investment Proxy Research. Like other Fidelity employees, Investment Proxy Research employees have a fiduciary duty to never place their own personal interest ahead of the interests of FIAM’s clients. Fidelity employees, including Investment Proxy Research employees, are instructed to avoid situations that could present even the appearance of a conflict. In the event of a conflict of interest, Fidelity employees will follow the escalation process included in Fidelity's corporate policy on conflicts of interest.

C.      For proposals not covered by the Guidelines or that involve other special circumstances, FIAM evaluates them on a case-by-case basis with input from the appropriate analyst or portfolio manager with review by a member of senior management within Investment Proxy Research or an attorney within Fidelity's General Counsel's office.

D.     FIAM will vote on proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the portfolio company or to maximize long-term shareholder value. Where information is not readily available to analyze the long-term economic impact of the proposal, FIAM will generally abstain.

2

E.      Many FIAM accounts invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FIAM will generally evaluate proposals in the context of the Guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

F.      In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, FIAM will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FIAM will generally not vote proxies in order to safeguard fund holdings information.

G.     Where a management-sponsored proposal is inconsistent with the Guidelines, FIAM may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and FIAM will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FIAM will generally withhold authority for the election of directors at the next election.

II.	Definitions (as used in this document)

A.     Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; provisions restricting the right of shareholders to set board size; and any other provision that eliminates or limits shareholder rights.

B.      Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C.      Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D.     Sunset Provision - a condition in a charter or plan that specifies an expiration date.

E.      Poison Pill - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

F.      Large-Capitalization Company - a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

G.     Small-Capitalization Company - a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

H.     Micro-Capitalization Company - a company with market capitalization under US $300 million.

I.        Evergreen Provision - a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

3

III.	Directors

A.	Election of Directors

FIAM will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FIAM will also generally withhold authority for the election of all directors or directors on responsible committees if:

1.       An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.
With respect to Poison Pills, however, FIAM will consider not withholding authority on the election of directors if all of the features outlined under the Anti-Takeover Provisions below are met when a Poison Pill is introduced, extended, or adopted.

FIAM will also consider not withholding authority on the election of directors when:

a.    FIAM determines that the Poison Pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value; or

b.    One or more of the features outlined under the Anti-Takeover Provisions below are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding those features to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FIAM will withhold authority on the election of directors.

2.       Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

3.       Within the last year and without shareholder approval, a company's board of directors or compensation committee has adopted or extended a Golden Parachute.

4.       The company has not adequately addressed concerns communicated by FIAM in the process of discussing executive compensation.

5.       To gain FIAM’ support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

6.       The director attended fewer than 75% of the aggregate number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

7.       The board is not composed of a majority of independent directors.

B.	Contested Director Elections

FIAM believes that strong management creates long-term shareholder value and we generally support management of companies in which the funds’ assets are invested. FIAM will vote on a case-by-case basis in contested director elections, taking into account factors such as management’s track record and strategic plan for enhancing shareholder value; the long-term performance of the target company compared to its industry peers; the qualifications of the shareholder’s and management’s nominees; and other factors. Ultimately, FIAM will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long term.

4

C.	Indemnification

FIAM will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FIAM is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

D.	Independent Chairperson

FIAM will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FIAM will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

E.	Majority Voting in Director Elections

FIAM will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FIAM may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

F.	Proxy Access

FIAM will evaluate management and shareholder proposals to adopt proxy access on a case-by-case basis, but generally will vote in favor of proposals that include ownership thresholds of at least 3% (5% in the case of Small-Capitalization Companies); holding periods of at least three years; establish the number of directors that eligible shareholders may nominate as 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

Compensation

A.	Executive Compensation

1.	Advisory votes on executive compensation (Say on Pay)

a.       FIAM will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account:

5

(i)       The actions taken by the board or compensation committee in the previous year, including whether the company repriced or exchanged outstanding stock options without shareholder approval; adopted or extended a Golden Parachute without shareholder approval; or adequately addressed concerns communicated by FIAM in the process of discussing executive compensation;

(ii)       The alignment of executive compensation and company performance relative to peers; and

(iii)       The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

b.       FIAM will generally vote against proposals to ratify Golden Parachutes.

2.	Advisory vote on frequency of Say on Pay votes

When presented with a frequency of Say on Pay vote, FIAM will generally support holding an annual advisory vote on Say on Pay.

B.	Equity Compensation Plans

FIAM will generally vote against equity compensation plans or amendments to authorize additional shares under such plans if:

1.    (a) The company’s average three year burn rate is greater than 1.5 % for a Large-Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FIAM to conclude that the burn rate is acceptable.

2.    In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

3.    The plan includes an Evergreen Provision.

4.    The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

C.	Equity Exchanges and Repricing

FIAM will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

1.       Whether the proposal excludes senior management and directors;

6

2.       Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3.       The company's relative performance compared to other companies within the relevant industry or industries;

4.       Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5.       Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

D.	Employee Stock Purchase Plans

FIAM will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FIAM may permit a lower minimum stock purchase price equal to the prevailing “best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

IV.	Anti-Takeover Provisions

FIAM will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A.	In the case of a Poison Pill, it either:

1.     Includes the following features:

a.       A Sunset Provision of no greater than five years;

b.       Links to a business strategy that is expected to result in greater value for the shareholders;

c.       Requires shareholder approval to be reinstated upon expiration or if amended;

d.       Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the Poison Pill; and

e.       Allows Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities; or

2.     Is crafted only for the purpose of protecting a specific tax benefit and after evaluating the proposal based on its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

FIAM will generally vote in favor of a proposal to eliminate an Anti-Takeover Provision unless:

B.      In the case of shareholder proposals regarding shareholders’ right to call special meetings, FIAM generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.

7

C.      In the case of proposals regarding shareholders’ right to act by written consent, FIAM will generally vote against each proposal if it does not include appropriate mechanisms for implementation including, among other things, record date requests from at least 25% of the outstanding shareholders and consents must be solicited from all shareholders.

D.     In the case of proposals regarding supermajority provisions, FIAM may vote to support such a provision when FIAM determines that it may protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

V.	Capital Structure / Incorporation

A.	Increases in Common Stock

FIAM will generally vote against a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

However, in the case of real estate investment trusts (REIT), FIAM will generally vote against a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares.

B.      Reverse Stock Splits

FIAM will generally vote in favor of reverse stock splits as long as the post-split authorized shares is no greater than three times the post-split number of outstanding and scheduled to be issued shares, including stock awards, or in the case of real estate investment trusts the number of post-split authorized shares is not greater than five times the post-split number of outstanding and scheduled to be issued shares.

C.      Multi-Class Share Structures

FIAM will generally vote in favor of proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and will generally vote against proposals to introduce or increase classes of stock with differential voting rights. However, FIAM will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

D.     Cumulative Voting Rights

FIAM will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

E.      Acquisition or Business Combination Statutes

FIAM will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

F.      Incorporation or Reincorporation in Another State or Country

8

FIAM will generally vote for management proposals calling for, or recommending that, a portfolio company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company’s current and proposed governing documents. FIAM will consider supporting such shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

VI.    Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

A.     If applicable, when a FIAM account invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, FIAM will vote in the same proportion as all other voting shareholders of the underlying fund ("echo voting"). FIAM may choose not to vote if “echo voting” is not operationally practical.

B.      Certain FIAM accounts may invest in shares of underlying Fidelity Funds that do not have public shareholders. For Fidelity Funds without public shareholders that are managed by Fidelity or an affiliate. FIAM will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

VII.	Other

A.	Voting Process

FIAM will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B.     Environmental and Social Issues

FIAM generally will vote in a manner consistent with management’s recommendation on shareholder proposals concerning environmental or social issues, as it generally believes that management and the board are in the best position to determine how to address these matters. In certain cases, however, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company.

For example, FIAM may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. FIAM also may support proposals on issues such as equal employment, and board and workforce diversity.

8.	The section entitled “Portfolio Managers” is revised as follows:

(a)	the table beginning on page 108 is amended to delete Maura Shaughnessy, Claud Davis and Scott Walker, and to include the following:

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Douglas Simmons[1]	MainStay VP Fidelity Institutional AMSM Utilities Portfolio	13 RICs $4,695,000,000	0 Accounts $0	0 Accounts $0	3 RICs $1,337,000	0 Accounts $0	0 Accounts $0
1.	Information is as of July 31, 2018.

9

(b)	The sub-section entitled “Potential Portfolio Manager Conflicts” is revised to delete MFS’s disclosure and include the following:

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by the Code of Ethics applicable to the portfolio manager.

(c)	The sub-section entitled “Portfolio Manager Compensation Structure” is revised to delete MFS’s disclosure and include the following:

Douglas Simmons is the portfolio manager of MainStay VP Fidelity Institutional AMSM Utilities Portfolio and receives compensation for his services. As of July 31, 2018, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or its affiliates or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of Mr. Simmons’ bonus that is linked to the investment performance of MainStay VP Fidelity Institutional AMSM Utilities Portfolio is based on the fund’s pre-tax investment performance measured against the MSCI USA IMI Utilities 25-50 Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FIAM and its affiliates.

10

9.	Mr. Jacques P. Perold, who currently serves as a Trustee of the Trust, beneficially holds notes issued by a control affiliate of FIAM. These notes may be securities issued by a control affiliate of FIAM, and thus, under the 1940 Act, Mr. Perold may be deemed to be an “interested person” with respect to the Portfolio. However, Mr. Perold is not considered an “interested person” with respect to any other series of the Trust or with respect to the Trust as a whole.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

11